August 15, 2006

Supplement

SUPPLEMENT DATED AUGUST 15, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2006

On August 1, 2006, the shareholders of Morgan Stanley Variable Investment Series – The Equity Portfolio (the ‘‘Fund’’) approved modifying the Fund’s fundamental investment restriction relating to diversification. Accordingly, restriction number one in the section of the Statement of Additional Information titled II. ‘‘Description of the Fund and Its Investments and Risks – D. Fund Policies/Investment Restrictions’’ is hereby deleted and replaced with the following:

The Portfolio may not invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

To the extent that the Fund invests a greater proportion of its assets in a single issuer, it will be subject to a correspondingly greater degree of risk associated with that investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.